UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT:  MARCH 31, 2014

DISCOUNT COUPONS CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Florida	333-183521	27-236124
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

 5584 Rio Vista Drive, Clearwater, Florida 33760

 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(727) 324-0161

REGISTRANT’S TELEPHONE NUMBER

Not Applicable

(FORMER NAME OR FORMER ADDRESS, IF CHANGES SINCE LAST REPORT)

All correspondence to:

Frederick M. Lehrer, Esquire
Attorney and Counselor at Law
285 Uptown Road, 402
Altamonte Springs, Florida 32701
Office: (321) 972-8060
Email: flehrer@securitiesattorney1.com
Website: www.securitiesattorney1.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Discount Coupons Corporation, a Florida corporation, is referred to herein as “we”, “our” or “us”.

Section 1- Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On March 31, 2014, we acquired the operational assets (“Acquired Assets”) of All Deals Local, LLC, a Daily Deal site focusing on merchants and clients in the Three Village/Port Jefferson area of Long Island, New York. The Acquired Assets include the following free and clear of all liens, mortgages, pledges, easements, conditional sale or other title retention agreements, defects in title, covenants or other restrictions of any kind:

(a)
All mailing lists, e-mail addresses, customer lists, supplier lists, trade names, trademarks, service marks and copyrights regardless of whether such trademarks, service marks and copyrights are registered or unregistered and including all goodwill associated with such intellectual property, business procedures, trade secrets, designs, know-how and other proprietary or confidential information of Seller, in each case only to the extent that such items relates to the Business, including but not limited to  the trademark, “All Deals Local”, if available (the “Registered Mark”);

(b)	All websites (and content contained therein), domain names, and URL’s relating to the Business, including but not limited to the domain name www.AllDealsLocal.com (the “Domain Name”);

(c)	All of Seller’s rights, claims or causes of action against third parties relating to the Purchased Assets and arising out of transactions occurring prior to the Closing Date;

(d)	All subscriber data for subscribers to Seller through the Closing Date and all associated email addresses and opt-in agreements for subscribers to Seller or its services through the Closing Date;

(e)
All website and email content including third party email service provider accounts, deal rights and deal photos; all merchant databases including merchant contact information, merchant leads and information in the database of the Seller; sales related materials including Google analytics information, Facebook and Twitter accounts (Currently the twitter account is a personal twitter account where I tweet as managing member- let’s discuss how to best  transfer this or perhaps just give you rights to the name; all website content and coding including special coding developed to support the design, operations and functionality of the Local Dines website; and

(f)	All branded marketing materials, including signs, banners, prize wheels and other printed marketing materials.

We are required to pay the following consideration to All Deals Local, LLC; (a) a $50,000 convertible note; (b) 50,000 common stock shares and (c) other common stock consideration based on certain gross billing levels.

Item 9.01 Financial Statements and Exhibits.

(e)    Exhibits.

99.1 Press Release – Acquisition of Assets of All Deals Local, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 11, 2014

DISCOUNT COUPONS CORP.

By:	/s/ Pat Martin
Chief Executive Officer